AGREEMENT REGARDING EMPLOYMENT

     This Agreement ("Agreement") is made and entered into by and between APPLEBEE'S INTERNATIONAL, INC. ("Applebee's") and Julia Stewart ("Stewart"), collectively referred to in this Agreement as "the Parties."

     WHEREAS, through no fault of Applebee's or of Stewart, Stewart has voluntarily decided to resign her employment effective August 17, 2001

     WHEREAS, Applebee's and Stewart wish to settle any disputes and claims which exist between them, or which could exist between them, arising from Stewart's employment with Applebee's; and

     NOW, THEREFORE, in consideration of the mutual promises, agreements and releases contained in this Agreement, the parties agree as follows:

     A.   Applebee's Agreements:
          ---------------------

     In  exchange  for  Stewart's  promises  and  covenants   contained  herein,
including but not limited to Stewart's agreement to continue her active employment through August 17, 2001, Applebee's agrees to the following:

          1. Salary Continuation: Continuation of current salary at the annual rate of $330,000, less applicable withholding, including federal, state, and local taxes and F.I.C.A. through December 31, 2001. Stewart will be granted a special $100,000 cash bonus (subject to taxes) if she resigns effective August 17, 2001. This money will be paid at the next normal pay period after that date.

          2. Benefit Coverage: Stewart's standard benefits, including her executive physical, will continue until she is eligible for similar benefits with another employer, but in no case past December 31, 2001.

          3. 2001 Bonus: Stewart will be entitled to receive her 2001 85% of base salary bonus at the normal distribution date with the calculation as follows: a) 70% based on the company's actual performance against the 5 key metrics and b) the remaining 30% assuming she would earn target (100%) on her individual objectives.

          4. Appointment as Director of Applebee's of Arizona: Simultaneous with the Agreement taking effect in accordance with Paragraph G herein, Stewart shall be appointed to the Board of Directors of Applebee's of Arizona, provided that she may be required to resign from such position at the direction of the CEO or Chief People Officer of Applebee's International, Inc.

          5. Stock Options/Restricted Shares: Vesting of October 5, 2001 stock options of 5,315 Incentive Stock Options, 19,685 Non-Qualified Stock Options, and 1,666 restricted shares. The vesting of all other option grants shall be governed by the terms and conditions of the grant agreements previously issued.

     B.   Stewart's Agreements:
          --------------------

          1.   Full and General Release of Liability:
               -------------------------------------

          In exchange for the consideration and covenants of Applebee's, the sufficiency of which Stewart acknowledges, Stewart hereby releases Applebee's and its past and present officers, directors, employees, agents, external consultants, insurers, successors, franchisees, and all affiliated companies (collectively, the "Applebee's Affiliates") from any and all claims and demands of any kind known or unknown which Stewart may have against Applebee's or the Applebee's Affiliates up to and as of the date Stewart signs this Agreement, or which Stewart may have had at any time before the date of signing. Stewart understands that Stewart is releasing Applebee's and the Applebee's Affiliates, to the maximum extent permissible by law, from any liability which Stewart believes Applebee's may have had to Stewart at any time up to and including the date Stewart signs this Agreement. This release includes a waiver (a giving up of) any legal rights or claims Stewart may have or may have had, including but not limited to claims of race, color, national origin, sex or gender, age, religious, disability discrimination, harassment or retaliation arising under Title VII of the Civil Rights Act of 1964, as amended, the Rehabilitation Act of 1973, the Civil Rights Act of 1866 (Section 1981), the Americans with Disabilities Act of 1990, the Age Discrimination in Employment Act ("ADEA"), any violation of the Employee Retirement Income Security Act of 1974, the Fair Labor Standards Act, the Equal Pay Act, the Family and Medical Leave Act of 1993, the Occupational Safety and Health Act, the Kansas Act Against Discrimination and Kansas Age Discrimination in Employment Act, any applicable state or local anti-discrimination statute or law, and all claims arising under any other federal, state or local statute, regulation, ordinance, or the common law of any state, including any and all claims in tort or contract. Furthermore, Stewart specifically represents and warrants that at the time of executing this "Agreement, she is unaware of any work-related injury or illness. Stewart further represents and warrants that at the time of executing this Agreement she has not engaged in any "protected activity" for purposes of federal, state or local law.

          2.   Resignation  of Employment:
               --------------------------
          Stewart agrees she will voluntarily submit her resignation from employment effective August 17, 2001. Stewart agrees that all statements regarding the reasons for her resignation will be in substantial accordance with Stewart and Applebee's agreed-upon joint statement attached as Exhibit A and incorporated by reference. Stewart agrees she will not announce any new position or employer prior to August 5, 2001.

          3.   Non-Solicitation Agreement:
               --------------------------

               (a) Acknowledgments. Stewart acknowledges that Applebee's and Applebee's Affiliate's relationships with its employees, contractors, consultants and other business associations are among Applebee's most important assets, and that developing, maintaining and continuing to maintain these relationships is one of Applebee's highest priorities. Stewart further understands that she will be relied upon to maintain the goodwill of these relationships on behalf of Applebee's during the period in which she receives payments and benefits pursuant to section A of this Agreement.

               (b) Non-Solicitation of Employees. Stewart agrees that during the period through December 31, 2002, she will not recruit, solicit, induce, attempt to induce, or encourage others to recruit, solicit, or induce on her behalf, any employees, contractors, consultants and other business associates of Applebee's or any Applebee's Affiliate including but not limited to any Applebee's Franchisee, to terminate their employment with, or otherwise cease the relationship with, Applebee's or such Affiliate or Franchisee. Stewart further agrees that if any employees, contractors, consultants, or other business associates of Applebee's or any Applebee's affiliate including, but not limited to, any Applebee's franchisees, approach her about or seek to discuss employment with her during the time period through December 31, 2002, she will refrain from entering into any such discussion and/or making offers of employment, either formally or informally, without first giving notice to Applebee's CEO or CPO in writing of that employee's expression of interest and allowing Applebee's two (2) business days after such notification to talk to such person before Stewart proceeds to either discuss or make any offer of employment.

               (c) Legal and Equitable Relief. The restrictions contained in paragraph 3.(b) are necessary for the protection of the legitimate business interests and goodwill of Applebee's, and are considered by Stewart to be reasonable for such purposes. Stewart agrees that any breach of paragraph 3.(b) could cause Applebee's substantial and irrevocable damage. In the event of any such breach, in addition to such other remedies that may be available, including the recovery of damages from Stewart, Applebee's shall have the right to seek injunctive relief to restrain or enjoin any actual or threatened breach of the provisions of paragraph 4.(b). If Applebee's prevails in a legal proceeding to remedy a breach or threatened breach of this Agreement, Applebee's shall be entitled to receive reasonable attorneys' fees, expert witness fees, and out-of-pocket costs incurred in connection with such proceeding, in addition to any other relief it may be granted. If Stewart prevails in any such action instituted by Applebee's, she shall be entitled to receive reasonable attorneys' fees, expert witness fees, and out-of-pocket costs incurred in connection with such proceeding, in addition to any other relief she may be granted.

               Provided Stewart fulfills her obligations set forth in paragraphs 3 (a) and 3 (b), Applebee's agrees to pay Stewart, no later than January 30, 2003, the total gross amount of One Hundred Thousand Dollars and No/100 ($100,000) less applicable withholding, including but not necessarily limited to federal and state taxes.

          4.  Non-Competition Agreement:
              -------------------------
          Stewart agrees that during the period through December 31, 2002, Stewart will not compete either directly or indirectly, either as an employee, owner, officer, director, consultant, stockholder or partner in the following competitive enterprises: Brinker Int'l and TGI Fridays..

          5. Adequacy of Consideration:
             --------------------------
          Stewart acknowledges that the amounts and/or benefits provided by Applebee's under this Agreement are adequate consideration for Stewart's execution of this Agreement, and further acknowledges that the amounts and/or benefits provided is in excess of anything of value to which Stewart may otherwise be entitled under existing policies or practices of Applebee's.

     C.   Non-Disparagement:
          -----------------

     Stewart agrees that she will refrain from making disparaging or critical statements of any nature whatsoever about Applebee's and/or any Applebee's Franchisees or Affiliates. Similarly, Applebee's agrees that its Senior Executive Team and Board of Directors will refrain from making disparaging or critical statements of any nature whatsoever about Stewart. Any breach of this agreement will entitle the aggrieved party to seek all remedies allowed by law , and the prevailing party, in addition to damages, will be entitled to recover all attorneys fees, expenses and costs. The parties agree that all statements regarding Stewart's employment with Applebee's will be in substantial accord with the statements in Exhibit A attached hereto and incorporated by reference. The parties agree and acknowledge that any violation of or failure to perform the agreements set forth in this section shall constitute a material breach of this Agreement.

     D.   Trade Secrets
          -------------

     Stewart agrees that she has been employed in a supervisory/managerial capacity and in such capacity has access to information and materials which constitute trade secrets and confidential and proprietary information. She, therefore, agrees that except for knowledge or information that she gained prior to her employment with Applebee's, she will not at any time (i) appropriate or use the trade secrets for use in any business which is not a part of Applebee's;
(ii) acquire any right to use, or to license or franchise the use of any name, mark or other intellectual property right which is or may be granted by any franchise agreement between Applebee's and any franchisee; or (iii) communicate, divulge or use for the benefit of any other person or entity any confidential information, knowledge or know-how concerning the methods of development or operation of a Restaurant which have been communicated to Stewart or of which Stewart has been apprised by virtue of Applebee's employment by Stewart. Any and all information, knowledge, and know-how, including, without limitation, drawings, materials, equipment, specifications, techniques and other data, which Applebee's has designated as confidential, shall be deemed confidential for purposes of this Agreement. Stewart further acknowledges and agrees that the Franchise Operations Manual and any other materials and manuals provided or made available to franchisees of Applebee's and Applebee's employees involved with said franchisees (collectively, the "Manuals") may not be reproduced, in whole or in part, without the written consent of Applebee's. Stewart agrees to surrender to Applebee's each and every copy of the Manuals and any other confidential information or material in her possession or control upon the execution of this Agreement.

     E.   Confidentiality Agreement:
          -------------------------

     (a)Stewart agrees to keep confidential the existence, terms and contents of this Agreement, other than to her spouse, attorney, tax preparer (all of whom shall also agree to maintain confidentiality), and, to the extent required, governmental taxing authorities, or if compelled by a court of competent jurisdiction or otherwise required by law (collectively, "Authorized Persons"). Stewart further agrees to keep confidential and not to disclose the facts, events and/or circumstances giving rise to this Agreement, unless compelled by a court of competent jurisdiction or otherwise required by law.

     Stewart expressly agrees and understands that any breach of the confidentiality provisions of this Agreement by her is a material breach of this Agreement. In the event of Stewart's breach of confidentiality provisions, Stewart acknowledges and agrees, Applebee's will be entitled to seek to recover from Stewart any payments made to Stewart, to the extent permitted by law.

     (b) Applebee's and its Affiliates agree to keep the contents of this Agreement confidential and not to disclose the terms or conditions of this Agreement to any person other than to the extent required by law or as necessary to fulfill the promises and obligations set forth in this Agreement or for related business purposes. This provision specifically means that the disclosure of the contents of the Agreement will be limited to that required by SEC Rules and Regulations and will not be otherwise the subject of direct communication with shareholders. Applebee's agrees to provide to Stewart any statement or information required by SEC Rules and Regulations before publishing. Applebee's acknowledges and agrees that if Applebee's breaches confidentiality, Stewart will be entitled to seek damages, attorney's fees, expenses, and costs.

     (c) In response to any inquiry regarding the facts or circumstances leading to this Agreement and/or the contents of this Agreement by any person or entity not authorized to receive confidential information under this Agreement, Stewart and Applebee's agree to limit their response to a statement that the matter is confidential.

     F.   No Admission of Liability:
          -------------------------

     Stewart acknowledges that this Agreement shall not in any way be construed as an admission by Applebee's of any liability on the part of Applebee's, and that all such liability is expressly denied by Applebee's.

     G.   Voluntary Nature of Agreement and Advice of Counsel:
          ---------------------------------------------------

     Stewart acknowledges that Stewart has read this Agreement and understands its terms, and signs the Agreement voluntarily of Stewart's own free will, without coercion or duress, and with full understanding of the significance and binding effect of the Agreement. Stewart is hereby advised to consult with an attorney before signing this Agreement.

     H.   Consideration and Revocation Periods:
          ------------------------------------

     Stewart  received this  Agreement on July 20, 2001.  Stewart has twenty-one
(21) calendar days, after the date she received the Agreement, within which to consider the Agreement, although Stewart may return it sooner if desired. Stewart may revoke the Agreement, by delivering a written notice of revocation to Applebee's Chief People Officer, within seven (7) calendar days after Stewart signs the Agreement. The Agreement will become effective and enforceable on the eighth (8th) calendar day following the date Stewart signs the Agreement.

     I.   Binding Effect:
          --------------

     This Agreement will be binding upon Stewart and Stewart's heirs, administrators, representatives, executors, successors and assigns, and will inure to the benefit of Applebee's and its successors and assigns. In the event of Stewart's incapacity or death, all payments payable to Stewart will be paid to her spouse or estate, as applicable.

     J.   No Liens:
          --------

     Stewart represents and warrants that there are no existing or outstanding attorneys' liens or other liens, which are not extinguished or satisfied by the execution of this Agreement. Stewart agrees to indemnify and hold harmless Applebee's for any liability in connection with such liens.

     K.   Recover of Amounts Paid:
          -----------------------

     If Stewart breaches a material provision of this agreement, or if any provision of Paragraph B, or any of its subparts, is found by a court of competent jurisdiction to be unenforceable as a result of any action Stewart initiates, then to the extent permitted by law, Stewart agrees to return to Applebee's the value of the payments and/or benefits provided to Stewart under this agreement.

     L.   Governing Law:
          -------------

     This Agreement will be interpreted and enforced in accordance with the laws of the State of Kansas.

     M.   Severability:
          ------------

     Should any provision of this Agreement be declared or determined by a court of competent jurisdiction to be invalid or otherwise unenforceable, the remaining parts, terms and provisions shall continue to be valid, legal and enforceable, and will be performed and enforced to the fullest extent permitted by law.

     N.   Complete Agreement:
          ------------------

     This Agreement and attached Exhibit A contains the entire agreement between Stewart and Applebee's and supersedes all prior agreements or understandings between them on the subject matters of this Agreement. No change or waiver of any part of the AGREEMENT will be valid unless in writing and signed by both Stewart and Applebee's.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year designated below.


APPLEBEE'S INTERNATIONAL, INC.              JULIA STEWART


By:______________________________           __________________________________

Date: ____________________________          Date: _____________________________